Exhibit 99.1


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PRESS RELEASE

                                                            Contact Information:
                                    Joseph W. Kennedy, Senior Vice President/CFO
                                                        Georgetown Bancorp, Inc.
                                                                    978-352-8600
                                                    joe.kennedy@georgetownsb.com

                            Georgetown Bancorp, Inc.
                 Reports Results for Quarter Ended June 30, 2008

         GEORGETOWN, MASSACHUSETTS, July 29, 2008 -
         Georgetown Bancorp, Inc. (OTCBB: GTWN) (the "Company"), holding company for Georgetown Savings Bank (the "Bank"), reported a net loss for the three months ended June 30, 2008 of $386,000, or $.15 per basic and diluted share, compared to a net loss of $150,000 or $.06 per basic and diluted share for the three months ended June 30, 2007. The net loss for the year ended June 30, 2008 was $678,000, or $.26 per basic and diluted share, versus a net loss of $464,000 or $.18 per basic and diluted share for the year ended June 30, 2007. The current period quarterly loss included a net, after-tax expense of $201,000, related to the previously announced restructuring of Collateral Assignment Split-Dollar Life Insurance (CASD) agreements with certain executive officers and related expenses, due to recent changes in generally accepted accounting principles. Additionally, the quarterly results included a provision for loan losses of $145,000, reflective of the growth and changing mix of our loan portfolio.

         Robert E. Balletto, President and Chief Executive Officer, said, "Our "bottom line" was negatively affected during the year by two significant expenses, the CASD adjustment and related expenses and SOX 404 initial compliance expense totaling $247,000. Notwithstanding these expenses, the Company's core operations showed positive financial trends from the successful execution of our strategic plan. Our net interest margin continued to expand, due to origination of higher-yielding commercial loans, as well as a decline in short-term rates. Commercial loans have grown by 116% and were 30% of total loans as of June 30, 2008, compared to 16% as of June 30, 2007. Based on our most recent projections, we expect the Company to return to profitability during fiscal 2009."

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

                                  GEORGETOWN BANCORP, INC.
                                 CONSOLIDATED BALANCE SHEETS
                              ---------------------------------
                                         (unaudited)

                                           ASSETS
                                                                          At           At
                                                                       June 30,     June 30,
                                                                         2008         2007
                                                                      ---------    ---------
                                                                         (In thousands)
Cash and due from banks                                               $   2,532    $   3,950
Short-term investments                                                    2,923        1,653
                                                                      ---------    ---------
               Total cash and cash equivalents                            5,455        5,603

Securities available for sale, at fair value                             12,703       12,690
Securities held to maturity, at amortized cost                            6,274        8,182
Federal Home Loan Bank stock, at cost                                     3,008        2,905
Loans, net of allowance for loan losses of $1,212,000
    at June 30, 2008 and $1,079,000 at June 30, 2007                    148,909      127,659
Premises and equipment, net                                               4,458        4,816
Accrued interest receivable                                                 674          682
Bank-owned life insurance                                                 2,406        1,416
Other assets                                                                854        1,129
                                                                      ---------    ---------

               Total assets                                           $ 184,741    $ 165,082
                                                                      =========    =========

                            LIABILITIES AND STOCKHOLDERS' EQUITY

Deposits                                                              $ 106,292    $  97,956
Short-term Federal Home Loan Bank advances                               14,000        9,850
Long-term Federal Home Loan Bank advances                                45,321       37,873
Securities sold under agreements to repurchase                              552          869
Mortgagors' escrow accounts                                                 361          317
Accrued expenses and other liabilities                                    1,442          607
                                                                      ---------    ---------
               Total liabilities                                        167,968      147,472
                                                                      ---------    ---------

Commitments and contingencies

Stockholders' equity:
Preferred stock, $0.10 par value per share: 1,000,000
  shares authorized; none outstanding                                        --           --
Common Stock, $0.10 par value per share: 10,000,000
  shares authorized; 2,777,250 shares issued, 2,638,387 and
  2,692,050 shares outstanding at June 30, 2008 and
  June 30, 2007, respectively                                               278          278
Additional paid-in capital                                               11,452       11,452
Retained earnings                                                         6,819        7,522
Accumulated other comprehensive loss                                        (19)        (179)
Unearned compensation - ESOP (57,271 and 65,463 shares unallocated
    at June 30, 2008 and June 30, 2007, respectively)                      (573)        (655)
Treasury stock, at cost (138,863 and 85,200 shares at June 30, 2008
    and June 30, 2007, respectively)                                     (1,184)        (808)
                                                                      ---------    ---------
               Total stockholders' equity                                16,773       17,610
                                                                      ---------    ---------

               Total liabilities and stockholders' equity             $ 184,741    $ 165,082
                                                                      =========    =========

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

                                                GEORGETOWN BANCORP, INC.
                                                STATEMENTS OF OPERATIONS
                                    ------------------------------------------------
                                                       (unaudited)

                                                                    Three Months Ended           Twelve Months Ended
                                                                         June 30,                      June 30,
                                                                   2008           2007           2008           2007
                                                                -----------    -----------    -----------    -----------
                                                                       (Dollars in thousands, except per share data)
Interest and dividend income:
    Loans, including fees                                       $     2,096    $     1,898    $     8,202    $     7,583
    Investment interest and dividends                                   241            296          1,068          1,281
    Short-term investments                                                3             12             38             48
                                                                -----------    -----------    -----------    -----------
               Total interest and dividend income                     2,340          2,206          9,308          8,912
                                                                -----------    -----------    -----------    -----------

Interest expense:
    Deposits                                                            547            673          2,661          2,636
    Short-term Federal Home Loan Bank advances                           59            145            380            840
    Long-term Federal Home Loan Bank advances                           518            451          1,989          1,600
    Securities sold under agreements to repurchase                        1              2              7              8
                                                                -----------    -----------    -----------    -----------
               Total interest expense                                 1,125          1,271          5,037          5,084
                                                                -----------    -----------    -----------    -----------

Net interest income                                                   1,215            935          4,271          3,828
Provision (credit) for loan losses                                      145             (4)           152            105
                                                                -----------    -----------    -----------    -----------
Net interest income, after provision (credit) for loan losses         1,070            939          4,119          3,723
                                                                -----------    -----------    -----------    -----------

Non-interest income:
    Customer service fees                                               146            155            612            591
    Income from bank-owned life insurance                               229             24            249             70
    Other                                                                10             53             37             76
                                                                -----------    -----------    -----------    -----------
               Total non-interest income                                385            232            898            737
                                                                -----------    -----------    -----------    -----------

Non-interest expenses:
    Salaries and employee benefits                                    1,421            661          3,571          2,658
    Occupancy and equipment expenses                                    207            260            868            901
    Data processing expenses                                             91             79            351            303
    Professional fees                                                   136             85            438            288
    Advertising expense                                                  71             66            200            217
    Other general and administrative expenses                           213            249            813            800
                                                                -----------    -----------    -----------    -----------
               Total non-interest expenses                            2,139          1,400          6,241          5,167
                                                                -----------    -----------    -----------    -----------

Loss before income taxes                                               (684)          (229)        (1,224)          (707)

Income tax benefit                                                     (298)           (79)          (546)          (243)
                                                                -----------    -----------    -----------    -----------

Net loss                                                        $      (386)   $      (150)   $      (678)   $      (464)
                                                                ===========    ===========    ===========    ===========

Weighted average number of common shares outstanding:
   Basic and diluted                                              2,579,774      2,629,992      2,594,691      2,640,981

Net loss per share:
   Basic and diluted                                            $     (0.15)   $     (0.06)   $     (0.26)   $     (0.18)

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About Georgetown Savings Bank

Founded in 1868, Georgetown Savings Bank, with branches in Georgetown, MA, North Andover, MA and Rowley, MA, serves the financial needs of Essex County and southern New Hampshire residents and businesses. To learn more about Georgetown Savings Bank, visit www.georgetownsb.com or call 978-352-8600.
                    --------------------


Forward-looking statements

This news release may contain certain forward-looking statements, such as statements of the Company's or the Bank's plans, objectives, expectations, estimates and intentions. Forward-looking statements may be identified by the use of words such as "expects," "subject," "believe," "will," "intends," "will be" or "would." These statements are subject to change based on various important factors (some of which are beyond the Company's or the Bank's control) and actual results may differ materially. Accordingly, readers should not place undue reliance on any forward-looking statements (which reflect management's analysis of factors only as of the date of which they are given). These factors include general economic conditions, trends in interest rates, the ability of our borrowers to repay their loans, the ability of the Company or the Bank to effectively manage its growth, and results of regulatory examinations, among other factors. The foregoing list of important factors is not exclusive. Readers should carefully review the risk factors described in other documents the Company files from time to time with the Securities and Exchange Commission, including Current Reports on Form 8-K.

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